                                                                     Exhibit 4.1

[AMG GRAPHIC]


 COMMON STOCK                                                COMMON STOCK

PAR VALUE $.01

INCORPORATED UNDER THE LAWS                                      [SHARES
 OF THE STATE OF DELAWARE                                         SEAL]


THIS CERTIFICATE IS TRANSFERABLE
  IN NEW YORK, NY OR IN
   RIDGEFIELD PARK, NJ



                                                     CUSIP 008252 10 8
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


                                   [AMG LOGO]

                        AFFILIATED MANAGERS GROUP, INC.



                                     [SEAL]

                              THIS CERTIFIES THAT




                                IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF



Affiliated Managers Group, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorneys upon surrender of the Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By Laws of the Corporation each as from time to time amended to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.


     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED AND REGISTERED:
    CHASEMELLON SHAREHOLDER SERVICES L.L.C.


BY                 TRANSFER AGENT
                   AND REGISTRAR




                         SENIOR VICE PRESIDENT        PRESIDENT AND
                                     SECRETARY     CHIEF EXECUTIVE OFFICER


                                    AUTHORIZED SIGNATURE



[Date]

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                        AFFILIATED MANAGERS GROUP, INC.

     The Corporation is authorized to issue more than one class of stock. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. The Corporation will also furnish without charge to each stockholder who so requests a description of the authority of the Corporation's board of directors to set the relative rights and preferences of unissued series of the Corporation's capital stock. Such requests may be made to the Corporation at its principal office or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common   UNIF GIFT MIN ACT - ...... Custodian ......
                                                       (Cust)           (Minor)

TEN ENT  -  as tenants by the entireties           under Uniform Gifts to Minors

JT  TEN  -  as joint tenants with right
            of survivorship and not as              Act .....................
            tenants in common                                   (State)

       Additional abbreviations may also be used though not in the above list.

   For value received, __________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

______________________________

________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
           of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said Stock on the books of the within-named
Corporation with full power of substitution in the premises.



Dated: _____________________


                              __________________________________________________
                              Signature

                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.